SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[x]      Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant toss. 240.14a-12

                           SJNB FINANCIAL CORP.
               (Name of Registrant as Specified In Its Charter)

                                   N/A
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]      No fee required

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.
         1)    Title  of  each   class  of   securities   to  which  transaction
               applies:



         2)    Aggregate number of securities to which transaction applies:



         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



         4)    Proposed maximum aggregate value of transaction:



         5)    Total fee paid:


[  ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                    Notice of Annual Meeting of Shareholders

                                  May 23, 2001

                                 April 18, 2001




Dear Shareholder:

You are cordially invited to attend the 2001 Annual Meeting of Shareholders of SJNB Financial Corp. to be held on May 23, 2001, at 11:00 a.m., in the Quicksilver Room at The Silicon Valley Capital Club, 50 West San Fernando Street, Suite 1700, San Jose, California.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE PROVIDED. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS DESCRIBED IN THE ATTACHED PROXY STATEMENT AND ON THE PROXY.

Sincerely yours,

s/R.A. Archer                                s/J.R. Kenny
Robert A. Archer                             James R. Kenny
Chairman of the Board                        President, Chief Executive Officer
                                             and Secretary

                              SJNB FINANCIAL CORP.
                             One North Market Street
                           San Jose, California 95113
                                 (408) 947-7562

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be Held on May 23, 2001

To the Shareholders of SJNB Financial Corp.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SJNB Financial Corp. will be held in the Quicksilver Room at The Silicon Valley Capital Club, 50 West San Fernando Street, Suite 1700, San Jose, California on May 23, 2001, at 11:00 a.m., for the following purposes:

     1. To elect the following five Class II directors of the Corporation to serve until the 2004 Annual Meeting of Shareholders and until their respective successors shall be elected and qualified:

               Ray S. Akamine                Arthur K. Lund
               Rod Diridon, Sr.              Douglas L. Shen
               Robert G. Egan

     2. To approve the Senior Management Bonus Plan to enable bonuses paid under the Bonus Plan to qualify as deductible, performance-based compensation under Section 162(m) of the Internal Revenue Code.

     3. To ratify the appointment of KPMG LLP as the Corporation's independent public accountants for the year ending December 31, 2001.

     4. To consider and transact such other business as may properly come before the Annual Meeting.

The close of business on April 9, 2001 is the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

Whether or not you plan to attend the Annual Meeting, YOU MAY VOTE BY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY PROMPTLY. Any Shareholder present at the Annual Meeting may vote personally on all matters brought before the Annual Meeting, in which event your proxy will not be used.

By Order of the Board of Directors,

 s/ R.A. Archer                            s/ J.R. Kenny
Robert A. Archer                          James R. Kenny
Chairman of the Board                     President & Chief Executive Officer

April 18, 2001
(Approximate mailing date of proxy materials)

TABLE OF CONTENTS



                                                                   PAGE

GENERAL INFORMATION                                                   1
   Revocability of Proxies                                            1
   Solicitation of Proxies                                            1
   Outstanding Securities and Voting Rights                           1
   Proposals of Shareholders                                          2

ELECTION OF DIRECTORS                                                 2
   Nominees to the Board of Directors                                 2
   Nominations for Directors                                          5
   Certain Committees of the Board of Directors                       5
   Compensation of Directors                                          6
   Meetings of the Board of Directors                                 7
   Executive Officers                                                 7

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT                        7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS                       9

EXECUTIVE COMPENSATION AND TRANSACTIONS WITH

  MANAGEMENT AND OTHERS                                               9
   Summary Compensation Table                                         9
   Compensation Committee Report                                     10
   Stock Performance Chart                                           12
   Stock Option Plans                                                12
   Employment Agreements                                             13
   Supplemental Compensation Agreements                              14
   Transactions with Management and Others                           14
   Section 16(a) Beneficial Ownership Reporting Compliance           14

APPROVAL OF THE SENIOR MANAGEMENT BONUS PLAN                         15
   Approval of the Senior Management Bonus Plan                      15
   Required Approval                                                 16
   Recommendation of Management                                      16

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS        16
   Ratification of KPMG LLP                                          16
   Audit and Other Fees Paid to KPMG LLP                             16
   Required Approval                                                 16
   Recommendation of Management                                      16

AUDIT COMMITTEE REPORT                                               17

OTHER MATTERS                                                        18

ANNUAL REPORT ON FORM 10-K                                           18

APPENDIX A:  SENIOR MANAGEMENT BONUS PLAN                           A-1

APPENDIX B:  AUDIT COMMITTEE CHARTER                                B-1

                                 PROXY STATEMENT
                                       OF
                              SJNB FINANCIAL CORP.

                             One North Market Street
                           San Jose, California 95113
                                 (408) 947-7562

                         Annual Meeting of Shareholders
                                  May 23, 2001

                                  INTRODUCTION

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of SJNB Financial Corp. (the "Corporation"), a California corporation, for use at the Annual Meeting of Shareholders (the "Meeting") to be held on May 23, 2001, at 11:00 a.m., in the Quicksilver Room at The Silicon Valley Capital Club, 50 West San Fernando Street, Suite 1700, San Jose, California, and any postponements or adjournments thereof. These proxy materials were mailed to Shareholders on or about April 18, 2001.

                               GENERAL INFORMATION

Revocability of Proxies

A proxy for voting your shares at the Meeting is enclosed. Any Shareholder giving the enclosed proxy has the right to revoke it at any time before it is exercised by filing with the Corporation's Secretary, James R. Kenny, a written notice of revocation or a duly executed proxy bearing a later date. A Shareholder may also revoke a proxy by attending the Meeting and advising the Chairman of his or her election to vote in person.

Solicitation of Proxies

This proxy solicitation is made by the Board of Directors of the Corporation and the cost of the solicitation is being borne by the Corporation. Solicitation is being made by this Proxy Statement and may also be made by employees or agents of the Corporation who may communicate with Shareholders or their representatives in person, by telephone or by additional mailings. The Corporation may, in its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the Corporation and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy solicitation firm engaged by the Corporation.

Outstanding Securities and Voting Rights

Only those Shareholders of record of the Corporation's common stock ("Common Stock") as of the record date, April 9, 2001, will be entitled to notice of and to vote in person or by proxy at the Meeting or any postponement or adjournment thereof, unless a new record date is set for a postponed or adjourned meeting.

As of April 9, 2001, the Corporation had one class of securities issued and outstanding, consisting of 3,801,417 shares of Common Stock. Approximately 2,600 shareholders hold such shares of record. All of the shares are voting shares and entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote at the Meeting.

In the election of directors, the five (5) Class II candidates receiving the highest number of votes will be elected. Approval of each of the other proposals requires the affirmative vote of a majority of the shares of Common Stock represented at the Meeting and entitled to vote with respect to each such matter.

A majority of the shares entitled to vote, represented either in person or by a properly executed proxy, will constitute a quorum at the Meeting. If, by the time scheduled for the Meeting, a quorum of shareholders of the Corporation is not present or if a quorum is present but sufficient votes in favor of any of the proposals have not been received, the Meeting may be held for purposes of voting on those proposals for which sufficient votes have been received, and the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any of the proposals for which sufficient votes have not been received. If a Shareholder withholds authority to vote for directors on the enclosed proxy, or attends the Meeting, elects to vote in person, but abstains from voting in the election of directors, that Shareholder's shares will not be counted in determining the candidates receiving the highest number of votes. For shares present at the Meeting in person or by proxy, an abstention with respect to Proposals No. 2 or No. 3 will be treated the same as a vote against such matter. Generally broker non-votes (shares as to which brokerage firms have not received voting instructions from their clients and therefore do not have the authority to vote the shares at the Meeting) will be considered in determining if a quorum is present at the Meeting but will be disregarded in determining votes cast.

If the enclosed proxy is completed in the appropriate spaces, signed, dated and returned, the proxy will be voted as specified in the proxy. If no specification is made on an executed proxy, it will be voted FOR the election of the Class II directors nominated by the Board, FOR the approval of the Senior Management Bonus Plan and FOR the ratification of the appointment of KPMG LLP as the Corporation's independent public accountants.

The proxy also confers discretionary authority to vote the shares represented on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting and may include: approval of minutes of the prior annual meeting which will not constitute ratification of the actions taken at such meeting; action with respect to procedural matters pertaining to the conduct of the Meeting; and election of any person to any office for which a bona fide nominee is named herein if such nominee is unable to serve or for good cause will not serve. Management of the Corporation is not aware of any other matters to come before the Meeting. If, however, any other matters of which the Board is not now aware are properly presented for action, it is the intention of the proxy holders named in the enclosed proxy to vote such proxy on such matters in accordance with their best business judgment.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE CLASS II DIRECTORS NOMINATED BY THE BOARD, FOR THE APPROVAL OF THE SENIOR MANAGEMENT BONUS PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE CORPORATION'S INDEPENDENT PUBLIC ACCOUNTANTS.


Proposals of Shareholders

Under certain circumstances, Shareholders are entitled to present proposals at shareholder meetings. For any such proposal to be considered for inclusion in the proxy statement prepared for next year's Annual Meeting, the proposal must be received at the Corporation's executive offices at One North Market Street, San Jose, California, 95113 prior to December 17, 2001. Any such proposal received by the Corporation's principal executive offices after such date will be considered untimely and may be excluded from the proxy statement and form of proxy. The deadline for submission of shareholder proposals to be presented at next year's Annual Meeting, but which will not be included in the proxy statement and form of proxy relating to such meeting, is March 3, 2002. Any such proposal received by the Corporation's principal executive offices after such date will be considered untimely.

                              ELECTION OF DIRECTORS

Nominees to the Board of Directors

The Bylaws of the Corporation provide that the number of directors of the Corporation shall be no less than nine and no more than seventeen, with the exact number within such range to be fixed by amendment of the Bylaws adopted by the Shareholders or by the Board of Directors. The number of directors is presently fixed at sixteen.

The Company has three groups of directors, each of whom is elected for a three-year term. Class II directors will be elected this year. Class III directors will be elected in 2002 and Class I directors will be elected in 2003. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominee as shall be designated by the Board of Directors. The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve. The five nominees receiving the highest number of votes at the Meeting shall be elected.

The following persons are the nominees of the Board of Directors for election as Class II directors to serve for a three-year term until the Annual Meeting of Shareholders to be held in the year 2004 and until their successors are duly elected and qualified.

               Ray S. Akamine                                   Arthur K. Lund
               Rod Diridon, Sr.                                 Douglas L. Shen
               Robert G. Egan

The following table sets forth certain information with respect to: (1) those persons nominated by the Board of Directors for election as Class II directors; and (2) the Class I and Class III directors who will continue in office after the Meeting until the expiration of their respective terms. The information below is based on data furnished by each such nominee or director. Each member of the Corporation's Board of Directors also serves as a director of San Jose National Bank ("SJNB" or the "Bank").

Nominees for Election as Class II Directors:

                             First Elected a                      Principal Business Experience
           Name                Director(1)      Age                 During the Past Five Years
           ----                -----------      ---   -             --------------------------
Ray S. Akamine                     1994         53    Chief  Financial  Officer of Hill View Packing Company
                                                      in San Jose since April 1998. Prior to  that time,  he
                                                      served  as  Chief  Financial  Officer of Consolidated
                                                      Factors in Monterey, California from November 1995 to
                                                      March 1998.

Rod Diridon, Sr.                   1994         62    Executive   Director   of   the   Norman   Y.   Mineta
                                                      International  Institute  for  Surface  Transportation
                                                      Policy  Studies at the College of Business at San Jose
                                                      State University since 1994.

Robert G. Egan                     2000         60    Managing  Broker with  Coldwell  Banker Real Estate in
                                                      Saratoga, California since 1985.

Arthur K. Lund                     1982         67    A  practicing  attorney  at law and a  member  of Hoge
                                                      Fenton  Jones  & Appel in  San  Jose  ince March 2000.
                                                      Prior  to that, he was a member of Rosenblum, Parish &
                                                      Issacs from 1992 to March 2000.

Douglas L. Shen                    1994         61    A  self-employed  dentist  since  1966.  His office is
                                                      located in San Jose, California.

Class I Directors, Continuing in Office

                             First Elected a                      Principal Business Experience
           Name                Director(1)      Age                 During the Past Five Years
           ----                -----------      ---   -             --------------------------
Albert V. Bruno                    1994         56    Professor  of  Marketing  at  Santa  Clara  University
                                                      since 1971 and  Director,  Center for  Innovation  and
                                                      Entrepreneurship, since 1998.

F. Jack Gorry                      1988         67    Private consultant in telecommunication trends and
                                                      technology since 1992.

William D. Kron                    2000         57    Director of Sales at Silicon Energy  Corporation since
                                                      1999.  Prior  thereto,  he was a  Marketing  Agent for
                                                      IBM.

V. Ronald Mancuso                  2000         62    Retired  Dentist since 1999.  Private dental  practice
                                                      in Saratoga from August 1967 through 1999.

Richard L. Mount                   2000         56    Private  consultant  in bank  management  since  2000.
                                                      Chairman,  President  and  Chief  Executive Officer of
                                                      Saratoga Bancorp and President,Chief Executive Officer
                                                      and  Director  of  Saratoga  National  Bank  from 1982
                                                      through 1999.

Louis Oneal                        1982         67    A  practicing  attorney at law and a member of The Law
                                                      Offices of Louis  Oneal in San Jose since  1997.  From
                                                      1991 to 1996 he was a  member  of the Law  Offices  of
                                                      Oneal & Oneal.


Class III Directors, Continuing in Office


Victor E. Aboukhater               2000         58    Since 1986,  he has managed  his  personal  investment
                                                      portfolio of real estate and securities.

Robert A. Archer                   1982         67    Chairman  of the  Board  of the  Corporation  and SJNB
                                                      since 1993.  President and a principal  stockholder of
                                                      Coast  Counties Truck and Equipment  Company,  a heavy
                                                      duty truck  dealership  and  service  facility  in San
                                                      Jose,  which he has owned and  operated  for more than
                                                      30 years.

James R. Kenny                     1991         56    President,  Chief  Executive  Officer and Secretary of
                                                      the Corporation and SJNB since September 1991.

Diane P. Rubino                    1987         51    President of Hill View Packing Company since 1993.

Gary S. Vandeweghe                 1982         61    A practicing  attorney at law with  Olimpia,  Whalen &
                                                      Lively since April 1996.  From  December 1995 to April
                                                      1996,  he was a member of the Law  Offices  of Gary S.
                                                      Vandeweghe.
-------------------

(1) Includes service as a director of SJNB prior to the organization of SJNB Financial Corp. Directors Akamine, Bruno, Diridon and Shen were directors of Business Bancorp and California Business Bank prior to the merger in October 1994. Directors Aboukhater, Egan, Kron, Mancuso and Mount were directors of Saratoga Bancorp and Saratoga National Bank prior to the merger in January 2000.

There is no family relationship among any of the Corporation's executive officers, directors or nominees for director.

Nominations for Directors

The Corporation's Bylaws provide that nominations for a director may be made by Shareholders, provided that certain informational requirements concerning the identities of the nominating Shareholder and the nominee are complied with in advance of the meeting. This provision is intended to provide advance notice to management of any attempt to effect an election contest or a change in control of the Board of Directors, and may have the effect of precluding third party nominations if not followed. Specifically, the Bylaws provide that nominations for directors, other than those made by or on behalf of existing management, must be made in writing and mailed or delivered to the President of the Corporation, no less than 14 nor more than 50 days prior to any meeting of Shareholders called for the election of directors, except that if less than 21 days' notice of the meeting is given, such nomination must be mailed or delivered to the President by the close of business on the seventh day following the date on which the notice was mailed. The written nomination must include the following information, to the extent known by the nominating Shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of Common Stock of the Corporation that will be voted for each proposed nominee; (d) the name and residence address of the nominating Shareholder; and (e) the number of shares of Common Stock of the Corporation owned by the nominating Shareholder.

The Bylaws provide that nominations not made in accordance with the above procedure may, at his discretion, be disregarded by the Chairman of the Meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee.

Certain Committees of the Board of Directors

The Board of Directors of the Corporation has a standing Audit Committee and Compensation Committee.

The Audit Committee of the Corporation is chaired by Gary S. Vandeweghe and the members are Ray S. Akamine, Rod Diridon, Sr., F. Jack Gorry, William D. Kron, V. Ronald Mancuso, Diane P. Rubino and Douglas L. Shen. The Audit Committee met three times in 2000 for the purpose of reviewing the scope of and planning for the annual audit, and reviewing the results of internal operations audits of the Corporation and the Bank and the compliance with consumer laws, regulatory agency reports and securities reports.

The Compensation Committee is chaired by Albert V. Bruno and the members are Robert A. Archer, Robert G. Egan, F. Jack Gorry, William D. Kron, Arthur K. Lund, Louis Oneal, Diane P. Rubino and Douglas L. Shen. The Compensation Committee met eight times in 2000 for the purpose of setting compensation levels of senior officers and directors, reviewing and approving bonus plans and payments, and reviewing and approving employee benefit plans, including stock option, insurance and retirement plans. In addition, the Compensation Committee reviews and approves the Corporation's Compensation Policy.

The Corporation does not have a standing nominating committee. The Board of Directors of the Corporation performs the functions of such committee. Nominations by Shareholders can be made only by complying with the Corporation's Bylaws and the notice provisions discussed above.

Compensation of Directors

In 2000, the non-employee directors of the Corporation were paid an annual retainer of $18,000. In addition, each non-employee director was paid $500 for attendance at each meeting of standing committees of the Corporation of which he or she is a member. Directors of the Corporation do not receive additional fees for attendance at the Corporation's Board meetings. In addition, the 1996 Stock Option Plan provides for automatic annual grants to each non-employee director on March 1 of each year of options to purchase 5,000 shares of Common Stock. During 2000 the directors elected to forego the automatic annual option grant.

During 2000 the Corporation entered into supplemental compensation agreements providing nonqualified defined benefit retirement income for the non-employee directors of the Corporation. Non-employee directors, who were directors of Saratoga Bancorp and Saratoga National Bank, had previously established supplemental compensation agreements with Saratoga (which the Corporation assumed as Saratoga's successor) providing nonqualified defined benefit retirement income. Directors Egan and Mancuso elected to enter into the Corporation's supplemental compensation agreement and forfeited their interest in the previous agreement entered into with Saratoga. Directors Aboukhater and Kron have maintained their original Saratoga supplemental compensation arrangements (described below).

In connection with these agreements, the Corporation also purchased single premium life insurance policies for each participant. At the director's death, 80% of the difference between the life insurance benefit and the then cash surrender value will be paid to the participant's heirs. Generally, the defined benefit for retirement vested as to 50% at the date of the agreements with an additional 10% of such amount vesting in each year thereafter. For those directors for which mandatory retirement (age 70) was within five years, vesting was in equal periods until retirement. The supplemental compensation agreements provide that each non-employee director will receive $23,877 annually (adjusted annually by 2%) over their lifetime commencing on the third anniversary of their retirement. In addition, the Corporation has agreed to compensate each director $22,500 (adjusted annually by 2%) for the first three years subsequent to retirement for serving as a "director emeritus," where each director acts in a limited capacity for the Corporation. In the event of a director becoming disabled prior to retirement, the supplemental compensation agreements provide that such director shall be entitled to 100% of the annual retirement benefit if he or she elects payments to commence at age 70, or a reduced annual retirement benefit prior to age 70 (reduced by 5% per year for the difference between the director's age at the time such payments are elected and 70). If a director is terminated for reasons other than cause or a "change of control", the director shall be entitled to be paid the vested amount of his or her annual retirement benefits, including director emeritus payments, over his or her lifetime. Upon voluntary termination by a director prior to age 70 and at a time when his or her annual retirement benefit is not 100% vested, or upon termination for cause, the director forfeits any benefits he or she may have under the supplemental compensation agreement. Upon voluntary termination by a director prior to age 60 and at a time when his or her annual retirement is 100% vested, the director shall be entitled to receive director emeritus and reduced annual retirement benefits (reduced by 5% per year for the difference between the director's age at the time of such voluntary termination and 70). The defined annual retirement benefit becomes 100% vested upon the occurrence of a "change of control" (as defined in the supplemental compensation agreement), and each participant shall be entitled to receive the full amount of such benefit commencing at age 62.

In 1998, Messrs. Aboukhater and Kron, while directors of Saratoga Bancorp and Saratoga National Bank, entered into supplemental compensation agreements with Saratoga (which the Corporation assumed as Saratoga's successor). These supplemental compensation agreements provide nonqualified defined benefit retirement income for the participants, which retirement benefits became 100% vested upon the merger of Saratoga and the Corporation in January 2000. In connection with these agreements, single premium life insurance policies were purchased for each participant. At the director's death, an amount equal to the total proceeds less the then cash surrender value will be paid to the participant's heirs. Based upon current projections, the supplemental compensation agreements provide that each of Messrs. Aboukhater and Kron will receive approximately $20,000 annually over their lifetime in equal monthly installments. Each participant is entitled to receive the full amount of such benefit commencing the month following the month in which each such participant attains the age of 62 (or the month following the month in which the director attains 55 years of age, if requested in writing by the director).

Meetings of the Board of Directors

The Corporation's Board of Directors held a total of 11 regular meetings in 2000. Every director attended at least 75% of: (i) the Corporation's 11 Board meetings; and (ii) all of the meetings of any committee of the Corporation's Board on which such director served, except for Mr. Vandeweghe and Mr. Mancuso.

Executive Officers

The executive officers of the Corporation and SJNB include James R. Kenny, President, Chief Executive Officer and Secretary, about whom information is provided above, and the following persons:

                                                                         Principal Occupation
            Name and Position(s)                  Age                 During the Past Five Years

Eugene E. Blakeslee                          55       Executive  Vice  President  and  Chief  Financial
Executive Vice President and Chief                    Officer  of  the   Corporation   and  SJNB  since
Financial Officer of the Corporation and              September 1991.
SJNB

Frederic H. Charpiot                         54       Senior Vice  President  and Chief Credit  Officer
Senior Vice President and Chief Credit                of SJNB since October 1991.
Officer of SJNB

Margo F. Culcasi                             53       Senior  Vice  President/Liability  Management  of
Senior Vice President/Liability Management            SJNB since February 1993.
of SJNB

Judith Doering-Nielsen                       55       Senior Vice President and Senior Lending  Officer
Senior Vice President and Senior Lending              of SJNB since October 1991.
Officer of SJNB

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table sets forth information as of April 9, 2001, pertaining to beneficial ownership of the Corporation's Common Stock by each current director of the Corporation, each nominee to be elected to the Board of Directors, the Chief Executive Officer, the four other most highly compensated executive officers and all directors and officers(1) of the Corporation and SJNB as a group. The information contained herein has been obtained from the Corporation's records, from information furnished directly by the individual to the Corporation, or from various filings made by the named individuals with the Securities and Exchange Commission (the "SEC").

The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Careful attention should be given to the footnote references set forth in the column "Amount and Nature of Beneficial Ownership." In addition, shares issuable pursuant to options which may be exercised within 60 days of April 9, 2001, are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individuals. Thus, the total number of shares considered to be outstanding for the purposes of this table may vary depending upon the individual's particular circumstance.

                                               Amount and Nature of Beneficial
                                                        Ownership (2)
                                          ----------------------------------------
                                                                  Right to Acquire
                                          Shares of Common         within 60 days    Percent of Outstanding
Name of                                   Stock Beneficially      of April 9, 2001        Common Stock
Beneficial Owner                                 Owned
-----------------                         ------------------      -----------------  ----------------------
Victor E. Aboukhater                             13,631                 17,500                  *
Ray S. Akamine                                   10,600                 16,000                  *
Robert A. Archer                                 53,253 (3)             16,000                1.81%
Albert V. Bruno                                  17,165                 16,000                  *
Rod Diridon, Sr.                                  6,949                 16,000                  *
Robert G. Egan                                   22,782                 17,500                1.06%
F. Jack Gorry                                     6,000                 16,000                  *
James R. Kenny                                  152,119 (4)             14,400                4.36%
William D. Kron                                   9,756                 17,500                  *
Arthur K. Lund                                   65,558(5)(6)           16,000                2.14%
V. Ronald Mancuso                                68,131 (7)             17,500                2.24%
Richard L. Mount                                123,694 (8)               ----                3.25%
Louis Oneal                                      62,204 (5)             16,000                2.05%
Diane P. Rubino                                  20,287                 11,000                  *
Douglas L. Shen                                  69,495                 16,000                2.24%
Gary S. Vandeweghe                               33,503                 16,000                1.30%
Eugene E. Blakeslee                             121,148 (4)              7,200                3.37%
Frederic H. Charpiot                             84,313 (4)             10,650                2.49%
Margo F. Culcasi                                  8,245                 14,500                  *
Judith Doering-Nielsen                           17,608                 16,000                  *

Directors and Executive Officers as a
group (20 persons)                              783,369                287,660               26.18%

     * Less than 1% of the  outstanding  Common Stock.  ------------------------

(1) As used throughout this Proxy Statement, the terms "officer" and "executive officer" refer to the Corporation and SJNB's President and Chief Executive Officer, and Executive Vice President and Chief Financial Officer, and SJNB's Chief Credit Officer, Senior Lending Officer and Senior Vice President/Liability Management.
(2) Includes shares beneficially owned, directly and indirectly, together with associates. Subject to applicable community property laws and shared voting or investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted.
(3) Includes 3,720 shares owned of record by a trust of which Mr. Archer is a trustee and beneficiary.
(4) Includes 66,245 shares held in the SJNB Cash or Deferred Profit Sharing Plan (the "401(k)") of which Messrs. Kenny, Blakeslee and Charpiot are trustees and beneficiaries and with regard to which shares Messrs. Kenny, Blakeslee and Charpiot have sole or shared voting power. Messrs. Kenny, Blakeslee and Charpiot each disclaim beneficial ownership of the 401(k) shares, other than such shares allocated to their respective personal accounts in the 401(k): 4,571, 3,679, and 2,545, respectively.
(5) Includes 51,884 shares owned of record by a trust of which Messrs. Lund and Oneal are trustees, as to which shares they disclaim beneficial ownership.
(6) Includes 3,782 shares owned of record by a trust of which Mr. Lund is the trustee and beneficiary.
(7) Includes 13,585 shares owned of record by a trust of which Mr. Mancuso is the trustee and beneficiary.
(8) Includes 122,935 shares owned of record by a trust of which Mr. Mount is the trustee and beneficiary.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Information herein regarding ownership of the Corporation's Common Stock by entities or persons known by the Corporation to be the beneficial owner of more than 5% of the Corporation's Common Stock is based solely on copies of Schedules provided to the Corporation by such entities or persons which have also been filed with the SEC.

Based on a Schedule 13G filed with the SEC on February 12, 2001, as of December 31, 2000, Banc Fund III L.P., Bank Fund III Trust, Banc Fund IV L.P. and Banc Fund V L.P., 208 S. LaSalle Street, Chicago IL, 60604, collectively reported beneficial ownership of 318,170 shares of the Corporation's Common Stock, or 8.49% of shares outstanding as of December 31, 2000. Each of such entities reported that it had sole voting power with respect to the following shares of Corporation Common Stock: Banc Fund III L.P., 20,218 shares; Bank Fund III Trust, 61,970 shares; Banc Fund IV L.P., 106,354 shares; and Banc Fund V L.P., 129,628 shares. The manager of these entities reported voting and dispositive power with respect to 318,170 of these shares.

Other than as described above, the Corporation knows of no other person who beneficially owned more than five percent of the Corporation's Common Stock as of April 9, 2001.

       EXECUTIVE COMPENSATION AND TRANSACTIONS WITH MANAGEMENT AND OTHERS

Summary Compensation Table

The following table sets forth the cash compensation paid to or allocated for the Chief Executive Officer of the Corporation and the four other most highly compensated executive officers for services rendered in all capacities to the Corporation and SJNB during 2000, 1999 and 1998.

                           Summary Compensation Table

                                                                       Long-Term
                                                                      Compensation
                                      Annual Compensation              Securities             All Other
Name and Principal Position        Year   Salary(1)     Bonus      Underlying Options(2)    Compensation(3)
---------------------------        ----   ---------     -----      ---------------------    ---------------
James R. Kenny                     2000     $200,000    $230,000          -----               $61,588
President, Chief Executive         1999      200,000     164,000         12,000                 5,000
Officer and Secretary of the       1998      193,333     130,000         24,000                 5,000
Corporation and SJNB

Eugene E. Blakeslee                2000     $150,000    $160,000          -----               $38,681
Executive Vice President and       1999      150,000     120,000          6,000                 5,000
Chief Financial Officer of the     1998      142,833      95,000         12,000                 5,000
Corporation and SJNB

Frederic H. Charpiot               2000     $120,000    $110,000          5,000               $23,288
Senior Vice President and Chief    1999      120,000      90,000          5,000                 5,000
Credit Officer of SJNB             1998      113,333      72,000         10,000                 5,000

Margo F. Culcasi                   2000     $120,000    $110,000          5,000               $24,525
Senior Vice President/             1999      122,062      90,000          5,000                 5,000
Liability Management of SJNB       1998      112,500      72,000         10,000                 5,000

Judith Doering-Nielsen             2000     $120,000    $110,000          5,000               $33,111
Senior Vice President and Senior   1999      120,992      90,000          5,000                 5,000
Lending Officer of SJNB            1998      114,167      72,000         10,000                 5,000

(1) Salary amounts include compensation deferred at the election of the executive in the year earned. For each year, excludes perquisites and other personal benefits which, in the aggregate, do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each such executive officer.
(2) On June 28, 2000, the following options were granted to the named executive officers at an exercise price equal to the market price of the Common Stock on the date of such grant: Mr. Charpiot, 5,000; Ms. Culcasi, 5,000; and Ms. Doering-Nielsen, 5,000. See "Compensation Committee Report" and "Stock Option Plans" below.

(3) Includes the Bank's accrual in 2000 for the future estimated benefit under the supplemental compensation agreements (See "Supplemental Compensation Agreements") for Messrs. Kenny, Blakeslee and Charpiot and Mmes. Culcasi and Doering-Nielsen in the amounts of $56,338, $33,431, $18,038, $19,275 and $27,861, respectively; and includes the Bank's contributions in 2000 to defined contribution plans of $5,250 for each of the above-named executives.

Compensation Committee Report

The Corporation's compensation program and policies applicable to its executive officers are administered by the Compensation Committee of the Board of Directors. The Compensation Committee is made up entirely of non-employee directors. The programs and policies are designed to enhance shareholder value by aligning the financial interests of the executive officers of the Corporation with those of its Shareholders.

It is the  Corporation's  policy  generally  to  qualify  compensation  paid  to executive officers for deductibility under Section 162(m) of the Internal Revenue Code. Section 162(m) generally prohibits the Corporation from deducting the compensation of its Chief Executive Officer and four other most highly compensated executive officers in excess of $1,000,000 unless that compensation is based on the satisfaction of one or more pre-established business performance goals, the amount of the compensation is subject to a maximum, and the maximum compensation amount and the business criteria on which the performance goals are based have been approved by shareholders. At the 1996 Annual Meeting, the Corporation obtained Shareholder approval of the 1996 Stock Option Plan of SJNB Financial Corp. which contains limitations necessary to qualify awards under such plan as performance-based compensation and to maximize the tax deductibility of such awards. The Shareholders also approved an amendment to the 1996 Stock Option Plan at the 1998 Annual Meeting. The Corporation's Senior Management Bonus Plan is being submitted for Shareholder approval at this year's Meeting. The Corporation reserves the discretion to pay compensation to its executive officers that may not be deductible.

There are four primary components of executive compensation: Base Salary, Bonuses, Stock Options and Supplemental Compensation.

Base Salary

Base salaries for fiscal 2000 reported herein were determined by the Compensation Committee. The Compensation Committee reviews salaries recommended by the Chief Executive Officer for executive officers other than the Chief Executive Officer. In conducting its review, the Compensation Committee takes into consideration the overall performance of the Corporation and the Chief Executive Officer's evaluation of individual executive officer performance. Final decisions on base salary adjustments for executives other than the Chief Executive Officer are made in conjunction with the Chief Executive Officer. The Compensation Committee independently determines the base salary for the Chief Executive Officer by: (a) examining the Corporation's performance against its preset goals, (b) examining the Corporation's performance within the banking industry, (c) evaluating the overall performance of the Chief Executive Officer and (d) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the banking industry. Based upon the data and performance, the Chief Executive Officer's annual base salary remained at $200,000 for 2000.

Bonuses

The Corporation's Senior Management Bonus Plan ("Bonus Plan") is a cash-based incentive bonus program. The Bonus Plan provides for a maximum annual payment to each named executive officer of a performance-based cash bonus that is related to a percentage of the Corporation's pre-tax net earnings provided that such net earnings, before extraordinary items, equal or exceed one percent (1%) of the Corporation's average assets. If the performance goals are met, the Chief Executive Officer's bonus may not be adjusted. The amount of bonus to be paid to the other four most highly compensated executive officers may be adjusted downward based on the recommendation of the Chief Executive Officer and objective and subjective factors. Under the Bonus Plan, the Chief Executive Officer was awarded a bonus of $230,000 for performance in 2000.

The Corporation's Bonus Plan has been in place, largely unchanged, since 1991 based on a philosophy that links achieving above average financial performance to the receipt of performance-based compensation. Since the Corporation's policy is to qualify compensation for deductibility under Section 162(m) of the Internal Revenue Code, the Corporation is submitting its Bonus Plan, in the form attached to this Proxy Statement as Appendix A, to the Shareholders for approval to qualify bonuses paid to its most highly compensated officers as "performance-based compensation" as defined in the Internal Revenue Code.

Stock Options

The Compensation Committee annually grants options under the 1996 Stock Option Plan, as amended, with an exercise price equal to or greater than the fair market value on the date of grant. The grants are intended to retain and motivate key executives and to provide a direct link with the interests of the Shareholders of the Corporation. The Compensation Committee, in making its determination as to grant levels, takes into consideration: (i) prior award levels, (ii) total awards received to date by the individual executive, (iii) the total stock award to be made and the executive's percentage participation in the award, (iv) the executive's direct ownership of the Corporation's shares,
(v) the number of options vested and unvested and (vi) the options outstanding as a percentage of total shares outstanding. The 1996 Stock Option Plan limits the total number of shares subject to options that may be granted to a participant in any year to not more than 100,000 shares.

The Compensation Committee believes that stock options are a critical component of the compensation offered by the Corporation to promote the long-term retention of its employees, motivate high levels of performance and recognize employee contributions to the success of the Corporation. No options were awarded to the Chief Executive Officer during 2000.

Supplemental Compensation

During 2000 the Corporation entered into supplemental compensation agreements providing nonqualified defined benefit retirement income for certain executive officers of the Corporation, including the Chief Executive Officer and the other executive officers named in the Summary Compensation Table. In connection with these agreements, the Corporation also purchased single premium life insurance policies for each participant. At the participant's death, 80% of the difference between the life insurance benefit and the then cash surrender value will be paid to the participant's heirs. Generally, the defined benefit for retirement vested as to 50% at the date of the agreements with an additional 10% of such amount vesting in each year thereafter. The supplemental compensation agreements provide for a range of defined lifetime benefits for the participating executives of $72,500 to $182,000 annually (adjusted annually by 2%) payable in equal monthly installments; retirement is at age 65. The defined annual executive retirement benefit becomes 100% vested upon the occurrence of a "change of control" (as defined in the supplemental compensation agreement), and each participant shall be entitled to receive the full amount of such benefit commencing at age 62, or, at the executive's request, after attaining the age of 60 (reduced by 5% per year for the difference between the executive officer's age at the time such payments are elected and 62). In addition, the defined annual executive retirement benefit becomes 100% vested upon the executive officer's death or "disability" (as defined in the supplemental compensation agreement).

The Compensation  Committee  believes that such  supplemental  compensation will
promote  the  long-term   retention  of  its  executives  and  recognizes  their
contributions to the success to the Corporation.

The foregoing report has been furnished by the Compensation Committee of the Board of Directors of the Corporation:

Albert V. Bruno, Chairman
Robert A. Archer
Robert G. Egan
F. Jack Gorry
William D. Kron
Arthur K. Lund
Louis Oneal
Diane P. Rubino
Douglas L. Shen

                     STOCK PERFORMANCE CHART(1)
        EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             Nasdaq        Nasdaq-Banks          SJNB
 December 29, 1995               100              100               100
 December 31, 1996           123.027          132.035           143.632
 December 31, 1997           150.682          221.059           258.595
 December 31, 1998           212.459          219.637           219.705
 December 31, 1999           394.821          211.147           243.443
 December 29, 2000           237.368          240.911           296.678

(1) Assumes $100 invested on December 31, 1995 in the Corporation's Common Stock, the NASDAQ-Total U.S. index (Source: Nasdaq Amex) and the NASDAQ-Banks index (Source: Nasdaq Amex), with reinvestment of dividends.



Stock Option Plans

The following table provides certain information concerning options granted to the executive officers named in the Summary Compensation Table in the fiscal year ended December 31, 2000:

                                     Option Grants in Last Fiscal Year

                                           Percent of                                 Potential Realizable
                                             Total                                  Value at Assumed Annual
                             Number of      Options                                   Rates of Stock Price
                             Securities    Granted to                               Appreciation for Option
                             Underlying    Employees     Exercise     Expiration              Term
Name                          Options       in 2000        Price         Date           5%           10%
----                          -------       -------        -----         ----           --           ---
Frederic H. Charpiot           5,000           5.37%      $27.88       06/28/10       $87,652      $222,128
Margo F. Culcasi               5,000           5.37        27.88       06/28/10        87,652       222,128
Judith Doering-Nielsen         5,000           5.37        27.88       06/28/10        87,652       222,128


The following table sets forth the stock options exercised in 2000 and the December 31, 2000 unexercised value of both vested and unvested stock options for the Corporation's Chief Executive Officer and the four other most highly compensated executive officers:



                           Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                                                         Number of Securities       Value of Unexercised
                                                        Underlying Unexercised     In-the Money Options at
                             Shares                      Options at 12/31/00          12/31/00 (1)
                            Acquired      Value          ---------------------   ------------ -------------
Name                      on Exercise    Realized    Exercisable  Unexercisable   Exercisable  Unexercisable
                         ------------- ------------ ------------ --------------- ------------ -------------
James R. Kenny               25,000      $667,188       12,000       12,000         $114,408     $112,752
Eugene E. Blakeslee          20,000       533,750        6,000        6,000           57,204       56,376
Frederic H. Charpiot          -----         -----       19,560       10,000          461,475       90,080
Margo F. Culcasi              2,200        44,797       13,500       10,000          278,764       90,080
Judith Doering-Nielsen        -----         -----       15,000       10,000          319,545       90,080

 (1) Fair market value of the Corporation's Common Stock on December 29, 2000, was $36.50.

Employment Agreements

Mr. Kenny is employed by the Corporation and SJNB pursuant to an employment agreement dated March 27, 1996, as amended October 4, 2000, which provides for a current annual salary of $200,000. The term of the agreement is three years, with annual one-year extensions each year thereafter. In addition, Mr. Kenny is to receive an incentive bonus of 1.5% of the Corporation's pre-tax, pre-bonus net earnings before extraordinary items, provided that the Corporation's net earnings before extraordinary items in any year during the term of the agreement are equal to or exceed 1% of average assets. Mr. Kenny may also receive stock options. Pursuant to the agreement, the Corporation provides an automobile for Mr. Kenny, as well as public liability and property damage insurance. Mr. Kenny also receives $250,000 in term life insurance coverage. In the event that Mr. Kenny is involuntarily terminated for reasons other than dishonesty or malfeasance, he is entitled to receive a lump sum payment equal to twenty-four months' salary, incentive or bonus payments accrued, if any, plus two times the annual average of the last three years of incentive compensation, plus personal insurance and outplacement services for three years. In the event of a "change in control" that within two years thereafter results in his termination of employment or an adverse change in his position, salary or benefits (as further described in the agreement), Mr. Kenny will receive a lump sum payment in an amount equal to three times his annual salary, plus the proportionate amount of his targeted annual incentive, plus three times the average annual bonus paid to Mr. Kenny for the three years prior to termination, plus immediate vesting of all unvested stock options granted to Mr. Kenny, plus personal insurance and outplacement services for three years. In the event that any payment by the Corporation to the executive officer (whether payable pursuant to the terms of his employment agreement or otherwise) would be subject to excise tax (or any interest and penalties thereon) under the Internal Revenue Code, then the officer shall be entitled to receive a gross-up payment in an amount which, after payment of all taxes (including income taxes and excise taxes imposed on the gross-up payment), penalties and interest, is equal to the excise tax imposed upon the payments received.

Mr. Blakeslee is employed by the Corporation and SJNB pursuant to an employment agreement dated March 27, 1996, as amended October 4, 2000, which provides for a current annual salary of $150,000. The term of the agreement is one year, with automatic extensions each year thereafter. In addition, Mr. Blakeslee is entitled to participate in the Corporation's senior management bonus plan, stock option plan or other arrangements authorized and approved by the Board of Directors. Mr. Blakeslee's agreement also requires that the Corporation provide an automobile for Mr. Blakeslee, as well as public liability and property damage insurance. In the event that Mr. Blakeslee is involuntarily terminated for reasons other than dishonesty or malfeasance, he is entitled to receive a lump sum payment equal to twelve months' salary, incentive or bonus payments accrued, if any, plus the annual average of the last three years of incentive compensation, plus personal insurance and outplacement services for two years. In the event of a "change in control" that within two years thereafter results in his termination of employment or an adverse change in his position, salary or benefits (as further described in the agreement), Mr. Blakeslee will receive a lump sum payment in an amount equal to two times his annual salary, plus the proportionate amount of his targeted annual incentive, plus two times the average annual bonus paid to Mr. Blakeslee for the three years prior to termination, plus immediate vesting of all unvested stock options granted to Mr. Blakeslee, plus personal insurance and outplacement services for two years. In the event that any payment by the Corporation to the executive officer (whether payable pursuant to the terms of his employment agreement or otherwise) would be subject to excise tax (or any interest and penalties thereon) under the Internal Revenue Code, then the officer shall be entitled to receive a gross-up payment in an amount which, after payment of all taxes (including income taxes and excise taxes imposed on the gross-up payment), penalties and interest, is equal to the excise tax imposed upon the payments received.

Supplemental Compensation Agreements

During 2000 the Corporation entered into supplemental compensation agreements providing nonqualified defined benefit retirement income for certain executive officers of the Corporation, including the Chief Executive Officer, the Chief Financial Officer and the other executive officers named in the Summary Compensation Table. In connection with these agreements, the Corporation also purchased single premium life insurance policies for each participant. At the participant's death, 80% of the difference between the life insurance benefit and the then cash surrender value will be paid to the participant's heirs. Generally, the defined benefit for retirement vested as to 50% at the date of the agreements with an additional 10% of such amount vesting in each year thereafter. The supplemental compensation agreements provide for a range of defined lifetime benefits for the participating executives of $72,500 to $182,000 annually (adjusted annually by 2%) payable in equal monthly installments; retirement is at age 65.

The defined annual executive retirement benefit becomes 100% vested upon the occurrence of a "change of control" (as defined in the supplemental compensation agreement), and each participant shall be entitled to receive the full amount of such benefit commencing at age 62, or, at the executive's request, after attaining the age of 60 (reduced by 5% per year for the difference between the executive officer's age at the time such payments are elected and 62). In addition, the defined annual executive retirement benefit becomes 100% vested upon the executive officer's death or "disability" (as defined in the supplemental compensation agreement). If an executive officer is terminated for reasons other than cause or a "change of control", the executive officer shall be entitled to be paid the vested amount of his or her annual retirement benefits after attaining the age of 65 or, at the executive's request, after attaining the age of 60 (reduced by 5% per year for the difference between the executive officer's age at the time such payments are elected and 65). Upon voluntary termination by an executive officer at a time when his or her annual retirement benefit is not 100% vested, or upon termination for cause, the executive officer forfeits any benefits he or she may have under the supplemental compensation agreement.

Transactions with Management and Others

SJNB has had, in the ordinary course of business, and expects to have in the future, banking transactions with certain of its directors and executive officers and members of their immediate families and corporations or other organizations associated with them. All loans and commitments to lend included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness, and on terms not involving more than a normal risk of collectibility or presenting other unfavorable features.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's directors, executive officers and any persons beneficially owning ten percent or more of the Corporation's common stock to timely file initial reports of ownership and reports of changes in that ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulation to send copies of such reports to the Corporation. Except as described below, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 2000, the Corporation believes all such filing requirements applicable to its directors, executive officers and ten percent shareholders were met.

Douglas L. Shen, a director, failed to timely file two Form 4's required to be filed by October 10, 2000 and January 10, 2001 reporting automatic dividend reinvestments of 303 shares of the Corporation's Common Stock on September 6, 2000 and 338 shares of the Corporation's Common Stock on December 5, 2000, respectively. Corrected reports reflecting these transactions were filed on behalf of Dr. Shen on January 24, 2001.

                                 Proposal No. 2:
                  Approval of the Senior Management Bonus Plan

Approval of the Senior Management Bonus Plan

The Corporation is seeking approval of the Bonus Plan, which is attached as Appendix A, in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Bonus Plan has been adopted by the Board of Directors of the Corporation, which recommended presentation of the Bonus Plan to the Corporation's Shareholders for approval.

PURPOSE: The Bonus Plan is a performance-based incentive compensation plan for the Chief Executive Officer and the other named executive officers set forth in the Summary Compensation Table in accordance with Section 162(m) of the Code.
Section 162(m) of the Code generally disallows any federal income tax deductions for annual compensation in excess of one million dollars paid to any officer required to be named in the Summary Compensation Table. An exception exists, however, and the Corporation may obtain federal income tax deductions, for certain qualified "performance-based" compensation. Compensation paid under the Bonus Plan is designed to qualify as "performance-based" compensation. One of the requirements necessary to qualify compensation as "performance-based" under
Section 162(m) is that the material terms of any performance goal under which compensation is to be paid must be disclosed to and approved by the Shareholders of the Corporation.

The Bonus Plan is consistent with the Corporation's emphasis on performance-based compensation and its current compensation philosophy, as more fully described in the Compensation Committee Report. The objective of the Bonus Plan is to create an incentive program to (a) attract and retain employees who will strive for excellence and (b) motivate those individuals to set and achieve above-average performance objectives by providing them with rewards for contributions to the operating profits and earning power of the Corporation.

SUMMARY  OF THE  PLAN:  The  Bonus  Plan  is  administered  by the  Compensation
Committee of the Board of Directors. In 2000, participants included the Corporation's Chief Executive Officer, Chief Financial Officer, and the other executive officers named in the Summary Compensation Table.

Since 1991, the Compensation Committee has awarded cash bonuses to executive officers upon the attainment of certain objective financial performance criteria. The Bonus Plan is substantially similar to the bonus plan administered by the Compensation Committee since 1991. Under the Bonus Plan, no awards may be granted unless the Corporation achieves net earnings, before extraordinary items, equal to or exceeding one percent (1%) of the Corporations average assets for such year. Upon achievement of this goal, the Corporation's President and Chief Executive Officer and the other four most highly compensated executive officers of the Corporation determined under Securities and Exchange Commission rules qualify for cash bonuses that are based on pre-established measures of the Corporation's pre-tax, pre-bonus net earnings before extraordinary items. If the Corporation achieves the net earnings performance requirement, the Chief Executive Officer is entitled to receive 1.5% of the Corporation's pre-tax, pre-bonus net earnings before extraordinary items. If the net earnings performance requirement is attained, the maximum amount which can be paid to any other participant cannot exceed 1% of the Corporation's pre-tax, pre-bonus net earnings before extraordinary items. With respect to such other participants, the Compensation Committee may not increase the amount of any award due under the Bonus Plan, but may, in its discretion, based on recommendations of the Chief Executive Officer, and other objective and subjective criteria, including an evaluation of the personal performance of each officer, reduce the actual award granted to the other executive officers participating in the Bonus Plan.

Neither the Compensation Committee nor the Board of Directors is precluded by the Bonus Plan from authorizing other forms of incentive compensation for any employee. Individual bonuses earned under the Bonus Plan are made in cash, and payments are made at the time established by the Compensation Committee. The Board or a Committee of the Board may, at any time, amend the Bonus Plan; however, no amendment which requires shareholder approval for bonuses paid under the Bonus Plan to be deductible may be made without Shareholder approval. The Board has the right to terminate the Bonus Plan at any time.

Required Approval

The affirmative vote of a majority of the shares present in person or represented and voted at the Meeting is required to approve the Bonus Plan.

Recommendation of Management

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE SENIOR MANAGEMENT BONUS PLAN.



                                 Proposal No. 3:
          Ratification of Appointment of INDEPENDENT PUBLIC ACCOUNTANTS

Ratification of KPMG LLP

The Board of Directors has appointed KPMG LLP to serve as independent public accountants for the Corporation and its subsidiary for the year ending December 31, 2001. The Audit Committee recommended the appointment of KPMG LLP. KPMG LLP examined the financial statements of the Corporation and SJNB for the year ended December 31, 2000.

In the event the Shareholders do not ratify the appointment, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider appointing other independent public accountants for 2002. Because of the difficulty and expense of making any substitution of accounting firms after the beginning of the current year, it is the intention of the Board of Directors that the appointment of KPMG LLP for the year 2001 will stand unless for other reasons the Board of Directors deems it necessary or appropriate to make a change. The Board of Directors also retains the power to appoint another independent public accounting firm to replace an accounting firm ratified by the Shareholders in the event the Board of Directors determines that the interests of the Corporation require such a change.

Representatives of KPMG LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Audit and Other Fees Paid to KPMG LLP

The Audit Committee has considered whether the information technology and other non-audit services provided by KPMG LLP are compatible with maintaining the auditor's independence. A summary of the fees paid to KPMG LLP for services in fiscal year 2000 appears below.

----------------------- ------------------------- ----------------------------------- -----------------------
                                                   Financial Information Systems
                                Audit Fees         Design and Implementation Fees         All Other Fees
                                ----------         ------------------------------         --------------
KPMG LLP                        $124,000                         None                        $87,885
----------------------- ------------------------- ----------------------------------- -----------------------

Required Approval

The affirmative vote of a majority of the shares present in person or represented and voting at the Meeting is required for ratification of the appointment of KPMG LLP as the Corporation's independent public accountants.

Recommendation of Management

THE  BOARD  OF  DIRECTORS   RECOMMENDS  THAT  THE  SHAREHOLDERS   VOTE  FOR  THE
RATIFICATION OF THE APPPOINTMENT OF KPMG LLP TO SERVE AS INDEPENDENT PUBLIC ACCOUNTS FOR THE CORPORATION AND ITS SUBSIDIARY FOR 2001.

                             AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Corporation's previous or future filings under the Securities Act or the Exchange Act that might incorporate any proxy statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into such filing.

The Audit Committee of the Board of Directors is composed of eight outside (non-employee) directors, all of whom meet the NASD listing standards for director independence. The Audit Committee operates under a written charter adopted by the Board of Directors (see Appendix B), as required by the applicable NASD listing standards.

Management is responsible for the Corporation's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue an opinion thereon. The Audit Committee's responsibility is to monitor and oversee these processes. In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Corporation's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Corporation's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Corporation's annual financial statements to generally accepted accounting principles.

The Corporation's independent auditors also provided to the Audit Committee the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with the independent auditors that firm's independence.

Based on the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit
Committee   recommended  that  the  Board  of  Directors   include  the  audited
consolidated financial statements in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

Gary S. Vandeweghe, Chairman
Ray S. Akamine
Rod Diridon, Sr.
F. Jack Gorry
William D. Kron
V. Ronald Mancuso
Diane P. Rubino
Douglas L. Shen

                                  OTHER MATTERS

The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies.

                           ANNUAL REPORT ON FORM 10-K

A copy of the  Corporation's  Annual  Report  on Form  10-K for the  year  ended
December  31,  2000,  is  included  in  the   Corporation's   Annual  Report  to
Shareholders.

 By Order of the Board of Directors,


  s/J.R. Kenny
 James R. Kenny,
 Secretary

April 18, 2001

                                  Appendix A

                              SJNB FINANCIAL CORP.

                          SENIOR MANAGEMENT BONUS PLAN


SECTION 1:        PURPOSE

The Senior Management Bonus Plan (the "Plan") is intended to provide cash bonuses to certain selected employees of SJNB Financial Corp. and its subsidiaries (the "Company") upon attainment of certain annual performance goals as provided under the Plan effective as of January 1, 2001. The Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Committee").

The object of the Plan is to create an incentive program to (a) attract and retain employees who will strive for excellence and (b) motivate those individuals to set and achieve above-average objectives by providing them with rewards for contributions to the operating profits and earning power of the Company.

SECTION 2:        ELIGIBILITY

The following individuals are eligible to participate in the Plan:

(a)       The President and Chief Executive Officer of the Company; and

(b) Other individuals who, as of the last day of a taxable year, are among the four highest paid executive officers of the Company (excluding the Chief Executive Officer) determined under Securities and Exchange Commission rules.

SECTION 3:        CASH BONUS AWARDS

(a)      The President and Chief Executive Officer of the Company

(i)        Performance Goal
               The performance goal for the President and Chief Executive Officer of the Company is hereby set as the attainment by the Company in any fiscal year of net earnings before extraordinary items equal to or exceeding one percent (1%) of the average assets of the Company for such year.

(ii)       Bonus Amount
               Upon the achievement of the performance goal described in the preceding sentence, the Committee shall grant the President and Chief Executive Officer of the Company an incentive bonus for such year in an amount equal to one and one-half percent (1.5%) of the Company's pre-tax, pre-bonus net earnings before extraordinary items.

(b)      Other participants

(i)        Performance Goal
               The performance goal for each participant is hereby set as the attainment by the Company in any fiscal year of net earnings before extraordinary items equal to or exceeding one percent (1%) of the average assets of the Company for such year.

(ii)       Bonus Amount
               Upon achievement of the performance goal as described in the preceding sentence, the Committee shall grant each participant an incentive bonus for such year in an amount equal to one percent (1%) of the Company's pre-tax, pre-bonus net earnings before extraordinary items.

(iii)      Discretionary Reduction of Award by Committee
               Notwithstanding the foregoing paragraph, the Committee shall obtain from the President and Chief Executive Officer bonus recommendations for the other participants in the Plan and may in its sole discretion decrease, but not increase, the bonus amount payable to any other participant. In exercising this discretion, the Committee may consider both objective and subjective factors including, without limitation, the Company's overall performance in relation to other peer banks, general economic or market conditions, the Chief Executive Officer's views and other subjective criteria with respect to the personal performance of said participants.

SECTION 4:        ADMINISTRATION

(a) The final authority and responsibility for administration of the Plan resides exclusively with the Committee. The Committee, in its sole discretion, shall establish, adopt and revise such rules, interpretations and computations and shall take such other actions to administer the Plan as it may deem appropriate. Any decision of the Committee with respect to the Plan shall be conclusive and binding on all participants (or former participants) and their executors and estate.

(b) Awards shall be paid in cash, less applicable employment taxes and federal, state, and foreign withholding taxes. Employees and beneficiaries (including former employees) shall make appropriate arrangements with the Company for the satisfaction of any federal, state or local income tax withholding requirements and Social Security or other employment tax requirements applicable to the provision of benefits under this Plan. Awards shall be paid at the time established by the Committee in the exercise of its absolute discretion. All awards paid shall be final.

(c) The Committee may retain such attorneys, actuaries, accountants, consultants, or other persons to render advice or to perform services with regard to its responsibilities under the Plan as it shall determine to be necessary or desirable. Any of the Company's duties and responsibilities under the Plan shall be carried out by its directors, officers, and employees, acting on behalf of and in the name of the Committee.

SECTION 5:        GENERAL PROVISIONS

(a)        No Employment Rights
               Nothing contained in the Plan shall give any person a right to remain in the employ of the Company or shall affect the right of the Company to terminate such person's employment with or without cause.

(b)        Assignment
               No funds, assets, or other property of the Company, and no obligation or liability of the Company under this Plan, will be subject to any claim of any participant, nor will any participant have any right or power to pledge, encumber or assign any incentive award provided for in the Plan.

(c)        No Vesting
               The right to receive any payment of an incentive award shall not vest in any employee, or the estate of the employee, until such payment is actually made in accordance with the terms and conditions of the Plan.

(d)        Validity
               Any provision of this Plan that is determined to be invalid, void or unenforceable shall be ineffective without invalidating the remaining provisions of this Plan. The Plan shall be interpreted to be in compliance with the requirements under section 162(m) of the Internal Revenue Code of 1986, as amended, and regulations thereunder, so that payments under the Plan will be treated as "Performance-Based Compensation."

(e)        Arbitration
               This Plan is made, and shall in all respects be interpreted, enforced and governed by and under the laws of the United States, as appropriate, and the State of California. Any dispute arising out of or relating to this Plan including its meaning or interpretation will be resolved solely by arbitration before an experienced employment arbitrator selected in accordance with the model employment arbitration procedures of the American Arbitration Association. The location of the arbitration will be in San Jose, California. The provisions of this paragraph are exclusive for all purposes and applicable to any and all disputes between a participant and the Plan. Any decision or award by an arbitrator shall affect the Plan solely as to its obligations to the participant who requests arbitration. The arbitrator's decision will have no impact on the Plan's relationship to any other participant, nor will it require the Company to interpret the Plan in any particular manner.

(f)        Benefits Unfunded and Unsecured
               The rights of a participant, or any designated beneficiary of the participant, shall be solely those of an unsecured general creditor of the Company, and the Company's obligation shall be an unfunded and unsecured promise to pay.

(g)        Non-exclusive Method of Incentive Compensation
                  This Plan shall not be deemed the exclusive method of providing incentive compensation for an employee of the Company, nor shall it preclude the Committee or the Board of Directors from authorizing or approving other forms of incentive compensation.

(h)        Amendment and Termination
               The Board of Directors or a designated committee of the Board of Directors (including the Committee) may amend any provision of the Plan at any time; provided that no amendment which requires shareholder approval in order for bonuses paid pursuant to the Plan to be deductible under the Internal Revenue Code of 1986, as amended, may be made without the approval of the shareholders of the Company. The Board of Directors shall also have the right to terminate the Plan at any time.

IN WITNESS WHEREOF, the undersigned have executed this Senior Management Bonus Plan, at San Jose, California, as of this 26th day of March 2001.

 SJNB FINANCIAL CORP.


 By:  s/James R. Kenny
      ---------------------------------------
       James R. Kenny,
       President, Chief Executive Officer and Secretary


 By:  s/Eugene E. Blakeslee
      ---------------------------------------
       Eugene E. Blakeslee,
       Executive Vice President and Chief
       Financial Officer

                                   Appendix B

                             Audit Committee of the
                               Board of Directors
                                       of
                              SJNB Financial Corp.

                                  AUDIT CHARTER




ORGANIZATION

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of directors who are independent of the management of SJNB Financial Corp. and subsidiaries (the "Corporation") and are free of any relationship that would interfere with their exercise of independent judgment as a committee member. (See Attachment A for definitions of independence.)


STATEMENT OF POLICY

The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of financial reports of the Corporation and the evaluation of all internal and external reviews of internal controls of bank operations and credit quality. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors or those employed to perform the functions of internal auditors, the internal auditors, and the financial management of the Corporation.


COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, and meet the definition set forth under the section "Organization" above. All members of the Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one director must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or senior officer with financial oversight responsibilities. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be appointed by the Chairman of the Board at the annual organizational meeting of the Board and serve until their successors shall be duly elected and qualified. Unless a Chair is appointed, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the auditors responsible for Compliance, Operations, Bank Information Systems, Credit Quality, CRA and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality. (For the purpose of the discussion below CPA's are the firm of nationally recognized independent auditors while external auditors refers to the use of independent bank auditors hired to perform the internal audit functions.)

In carrying out the responsibilities, the Audit Committee will:

         Documents/Reports Review

o Review and update this Charter periodically, at least annually, as conditions dictate.

o Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

o Review the regular internal reports to management prepared by the external auditors who are performing the duties of the internal auditing department and management's response thereto.

o         Review  with  financial  management and  the  independent  accountants
          (CPA) the 10-Q and 10-K prior to their filing. A designated member (preferably the Chairman) of the Committee, if appropriate, may represent the entire Committee for purposes of this review.

         Independent Accountants and Internal Audit Function

o Annually review and recommend to the directors a nationally recognized firm of independent auditors (CPA's) to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries. The Committee shall consider independence and effectiveness and approve fees and other compensation to be paid to the CPA's.

o Annually meet with the CPA's and financial management of the Corporation to review the scope of the proposed audit for the current year and the significant audit procedures to be utilized, and at the conclusion review with the CPA's the results of such audit, including any comments or recommendations of the independent auditors as to the adequacy of the internal controls and fullness and accuracy of the financial statements.

o Periodically review with the CPA's, internal auditors (or external auditors who perform the function of internal audit), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls of procedures are desirable.

o Periodically review the internal audit function of the Corporation including the independence and authority of its reporting obligations and those of the external auditors used to perform such functions, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

o Receive prior to each meeting, a summary of findings from completed audits performed by those external auditors performing internal audit functions and a progress report on the proposed internal audit plan, with explanations for any material deviations from the original plan.


         Financial Reporting Processes

o In consultation with the CPA's and the independent auditors performing the function of the internal auditor, review the integrity of the organization's financial reporting processes, both internal and external. Consider the CPA's and independent auditor's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

o Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the CPA's and independent auditors performing the function of the internal auditor, or management.

o Review any significant disagreement among management and the CPA's and independent auditors performing the function of the internal auditor in connection with the preparation of the financial statements.

o At least annually, provide sufficient opportunity for the external auditors which perform the internal audit function to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings should be these independent accountants' evaluation of the Corporation's financial, accounting, and auditing personnel, and the cooperation that the independent accountants received during the course of the audit.

         Ethical and Legal Compliance

o         As  necessary,  review   accounting  and  financial   human  resources
          succession planning within the Corporation.

o Review management's monitoring of the Corporation's compliance with the organization's Insider Trading and Conflict of Interest policies, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies or any legal matter that could have a significant impact on the organization's financial statements.

o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

o         Report   annually   to   the   Board  of   Directors   regarding   its
          responsibilities in compliance with its charter.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel if, in its judgment, that is appropriate.


SPECIFIC GOALS

The specific goals are:

A. To provide CPA's and external auditors with sufficient authority to monitor internal controls, to adequately test and report accounting and auditing deficiencies to the Audit Committee.

B. To require sufficient scope and timing of audits to control and possibly reduce the overall audit costs.

C. To require the CPA's to submit an engagement letter, to render an opinion on annual financial statements and to provide conclusions as to the adequacy of controls and procedures used by the Company.

D. To require the external auditors performing the internal audit functions to submit an engagement letter that defines their scope and frequency and the estimated cost for their services.

E. To ensure that corrective actions recommended by the auditors are implemented by Corporation management.


Authority

The Audit Committee will retain qualified external auditors for the performance of the external audit function who will remain independent of all line functions and report directly to the Audit Committee.

The Audit Committee will provide a sufficient budget for external auditors to properly conduct ongoing audits of the Corporation.

                                  ATTACHMENT A


DEFINITIONS OF INDEPENDENCE

Members of the Audit Committee shall not be considered independent if, among other things, he or she had:

o been employed by the Corporation or its affiliates in the current or past three years;

o accepted any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year (except for board
     service,    benefits   under   a   tax-qualified    retirement   plan,   or
     non-discretionary compensation);

o any immediate family member who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer;

o been a partner in, or a controlling shareholder or an executive officer of, any for-profit business to which the Corporation made, or from which it received payments for services (other than those which arise solely from investments in the Corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

o    been  employed  as  an  executive  of  another  entity  where   any  of the
     company's executives serve on that entity's compensation committee.



As amended at the Audit Committee meeting of April 17, 2001

                   SJNB FINANCIAL CORP./SAN JOSE NATIONAL BANK



                                CORPORATE OFFICES

                    One North Market Street San Jose CA 95113

                                 (408) 947-7562

                                  www.sjnb.com





























                                   Member FDIC

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SJNB FINANCIAL CORP.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders of SJNB Financial Corp., a California corporation (the "Corporation") dated April 18, 2001, and revoking any proxy heretofore given, hereby constitutes and appoints Douglas L. Shen, Diane P. Rubino and F. Jack Gorry, or any of them, with full power of substitution, as attorney and proxy to appear and vote all of the shares of common stock of the Corporation standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of the Corporation to be held in the Quicksilver Room at the Silicon Valley Capital Club, 50 West San Fernando Street, Suite 1700, San Jose, California on May 23, 2001 at 11:00 a.m. local time, or at any adjournments or postponements thereof, upon the following items as set forth in the Notice of Annual Meeting and more fully described in the Proxy Statement.

1.  Election of Class II  Directors.
    FOR ALL nominees (except as marked to the contrary below)
    WITHHOLD AUTHORITY

Ray S. Akamine, Rod Diridon Sr., Robert G. Egan, Arthur K. Lund, Douglas L. Shen

(Instructions: To withhold a vote for one or more nominees, strike a line through that nominee's name. To vote for all nominees except one whose name is struck, check "FOR." To vote against all nominees named above, check "WITHHOLD AUTHORITY.")

2. To approve the Senior Management Bonus Plan to enable bonuses paid under the Bonus Plan to qualify as deductible, performance-based compensation under
   Section 162(m) of the Internal Revenue Code.

   FOR                  AGAINST                    ABSTAIN

3. Ratification  of  Accountants.  To  ratify  the  appointment  of KPMG LLP as independent public accountants for the Corporation for 2001.
   FOR                  AGAINST                      ABSTAIN

4. Other Business. The proxies are authorized to vote in their discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, IN FAVOR OF PROPOSAL 2, IN FAVOR OF PROPOSAL 3 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING.

                       Dated                                , 2001
                            --------------------------------


                            --------------------------------
                            (Signature)


                            --------------------------------
                            (Signature)


     (This proxy should be marked, dated, signed by the Shareholder(s)exactly as his or her name appears hereon and returned promptly in the enclosed envelope. Executors, administrators, guardians, officers of the corporation and others signing in a fiduciary capacity should state their full titles as such. If shares are held by joint tenants or as community property, both should sign.)

     DO NOT FOLD, STAPLE OR MUTILATE

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE.